Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE KEROS THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO KEROS THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO. 4
TO LICENSE AGREEMENT

This AMENDMENT NO. 4 (this “Amendment”) is entered into as of April 12, 2023 (the “Amendment Effective Date”), by and between KEROS THERAPEUTICS, INC., corporation organized and existing under the laws of Delaware and having a place of business at 1050 Waltham Street, Suite 302, Lexington, MA 02421 (“Keros”), and HANSOH (SHANGHAI) HEALTHTECH CO., LTD., a corporation organized and existing under the laws of the People’s Republic of China having a place of business at Room 101, No.287 Xiangke Road and No.1158 Haike Road, China (Shanghai) Pilot Free Trade Zone, China (“Hansoh”). Keros and Hansoh are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Keros and Hansoh are parties to that certain License Agreement, dated as of December 12, 2021, as amended on February 10, 2022, March 11, 2022 and December 11, 2022 (the “Agreement”); and

WHEREAS, in accordance with Section 15.1 of the Agreement, the Parties mutually desire to amend the Agreement in the manner set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.    All capitalized terms used, but not defined, in this Amendment shall have the meaning set forth in the Agreement.

2.    Section 7.2 to the Agreement is hereby deleted in its entirety and replaced with the following:

“Manufacturing Technology Transfer. Within [***] following the Effective Date, Hansoh shall request to initiate the manufacturing technology transfer in accordance with this Section 7.2, and the Parties shall enter into a manufacturing technology transfer agreement (“Manufacturing Technology Transfer Agreement”) by [***] to govern the transfer to Hansoh of all documents and information, and shall use Commercially Reasonable Efforts to complete the manufacturing technology transfer within [***] following the Effective Date (except as extended by mutual written agreement of the Parties), and provide technical assistance, Information, and support [***] for Hansoh to Manufacture or have Manufactured by a Third Party contractor engaged by Hansoh, Licensed Product to the extent it is to be actually used in the Manufacture of Licensed Products in the Hansoh Territory. Hansoh shall pay Keros’ [***] providing such information or assistance pursuant to this Section 7.2, except as otherwise set forth in the Manufacturing Technology Transfer Agreement.”

3.    Except as amended by this Amendment, the Agreement shall remain in full force and effect without modification. After the Amendment Effective Date, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this Amendment. In the event of inconsistency between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.

4.    This Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Amendment may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized officers as of the Amendment Effective Date.

Keros Therapeutics, Inc. By: /s/ Jasbir S. Seehra Name: Jasbir S. Seehra Title: Chief Executive Officer	Hansoh (Shanghai) Healthtech Co., Ltd. By: /s/ Weiyong Sun Name: Weiyong Sun Title: Authorized Representative